Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Trump Casino Holdings, LLC, and Trump Casino Funding, Inc. (the “Companies”) on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John P. Burke, the Principal Financial and Accounting Officer of the Companies, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.

/s/ JOHN P. BURKE

John P. Burke Principal Financial and Accounting Officer of Trump Casino Holdings, LLC Trump Casino Funding, Inc.

August 14, 2003